                                                                      Exhibit 24

                                PerkinElmer, Inc.
                                Power of Attorney

        The undersigned hereby constitutes and appoints each of Joel S. Goldberg
and  John  L.  Healy,   each  signing  singly  and  acting   individually,   the
undersigned's true and lawful attorney-in-fact to:

        (1)     execute   for  and  on  behalf  of  the   undersigned,   in  the
                undersigned's   capacity  as  an  officer  and/or   director  of
                PerkinElmer,  Inc. (the "Company"),  Forms 3, 4 and 5 (including any amendments  thereto) in accordance with Section 16(a) of the
                Securities  Exchange  Act of 1934 (the  "Exchange  Act") and the
                rules thereunder; and

        (2)     do and  perform  any  and all  acts  for  and on  behalf  of the undersigned  that may be  necessary  or  desirable  to  prepare, complete and execute any such Form 3, 4, or 5, or any  amendment thereto, and timely deliver and file such form or amendment with the United States  Securities  and Exchange  Commission  and any
                stock exchange or similar authority; and

        (3)     seek or obtain, as the undersigned's  representative  and on the undersigned's behalf,  information regarding transactions in the
                Company's  securities from any third party,  including  brokers,
                employee    benefit    plan    administrators,    stock   option
                administrators,   and  trustees,   and  the  undersigned  hereby
                authorizes  any such person to release any such  information  to such attorney-in-fact and approves and ratifies any such release of information; and

        (4)     take any other action of any type  whatsoever in connection with the foregoing  which,  in the opinion of such  attorney-in-fact, may be of  benefit  to,  in the best  interest  of,  or  legally required  by,  the  undersigned,  it being  understood  that the documents  executed  by such  attorney-in-fact  on behalf of the undersigned  pursuant to this Power of Attorney shall be in such form  and  shall  contain  such  terms  and  conditions  as such
                attorney-in-fact   may   approve   in  such   attorney-in-fact's
                discretion.

        The undersigned hereby grants to each such  attorney-in-fact  full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary, or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  power of  attorney  and the rights and powers herein granted. The undersigned  acknowledges that neither the
Company nor any of the foregoing attorneys-in-fact,  in serving in such capacity
at  the  request  of  the   undersigned,   assume  (i)  any  liability  for  the
undersigned's  responsibility  to comply with the  requirements of Section 16 of the  Exchange  Act,  (ii) any  liability of the  undersigned  for any failure to comply with such  requirements,  or (iii) any  obligation  or  liability  of the undersigned for any profit disgorgement under Section 16(b) of the Exchange Act.

        This Power of Attorney  shall  remain in full force and effect until the undersigned  is no longer  required to file Forms 3, 4, or 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless  superseded by a Power of Attorney dated after the date hereof or earlier revoked  by the  undersigned  in a signed  writing  delivered  to the  foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 18th day of January, 2012.

                                        /s/ Peter Barrett
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                                        Signature

                                        Peter Barrett
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                                        Print Name